United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2017

Pinnacle Financial Partners, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-31225	62-1812853
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

150 3rd Avenue South, Suite 900

Nashville, TN 37201

(Address of principal executive offices)

(615) 744-3700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 25, 2017, a putative class action complaint was filed in the United States District Court for the Middle District of North Carolina against BNC Bancorp (“BNC”), the members of BNC’s board of directors and Pinnacle Financial Partners, Inc. (“Pinnacle”), alleging, among other things, that the defendants violated Section 14(a) and Section 20(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder by not disclosing certain allegedly material facts in the joint proxy statement/prospectus, dated May 3, 2017 (the “Proxy Statement”), which was filed with the U.S. Securities and Exchange Commission (“SEC”) and mailed on or about May 5, 2017 to shareholders of record as of the close of business on April 28, 2017 of BNC and of Pinnacle in connection with the previously announced proposed merger between BNC and Pinnacle.

The following information, dated as of June 2, 2017, supplements, and should be read in conjunction with, the Proxy Statement. To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. Any defined terms used but not defined herein shall have the meanings set forth in the Proxy Statement.

Pinnacle believes that no further disclosure is required to supplement the Proxy Statement under applicable law; however, to avoid the risk that the putative class action may delay or otherwise adversely affect the consummation of the merger with BNC and to minimize the expense of defending such actions, Pinnacle wishes to voluntarily make the supplemental disclosures related to the proposed merger set forth below.

Supplements to the Proxy Statement

Opinion of Pinnacle’s Financial Advisor

The Proxy Statement is hereby amended and supplemented by adding the following as a new paragraph before the last paragraph in the subsection entitled “Pinnacle Selected Companies Analysis” on pages 70-71 of the Proxy Statement:

The low and high stock price-to-tangible book value per share multiples of the Pinnacle selected companies were 1.92x and 3.96x, respectively. The low and high stock price-to-2017 estimated EPS multiples of the Pinnacle selected companies were 16.5x and 21.2x, respectively. The low and high stock price-to-2018 estimated EPS multiples of the Pinnacle selected companies were 14.4x and 18.5x, respectively.

The Proxy Statement is hereby amended and supplemented by adding the following as a new paragraph before the last paragraph in the subsection entitled “BNC Selected Companies Analysis” on pages 72-73 of the Proxy Statement:

The low and high stock price-to-tangible book value per share multiples of the BNC selected companies were 1.31x and 2.82x, respectively. The low and high stock price-to-2017 estimated EPS multiples of the BNC selected companies were 15.2x and 26.8x, respectively. The low and high stock price-to-2018 estimated EPS multiples of the BNC selected companies were 12.2x and 23.7x, respectively.

The Proxy Statement is hereby amended and supplemented by adding the following as a new paragraph before the last paragraph in the subsection entitled “Select Transactions Analysis” on pages 74-75 of the Proxy Statement:

The low and high transaction price-to-tangible book value multiples of the selected transactions were 1.02x and 2.62x, respectively. The low and high core deposit premiums of the selected transactions were 0.8% and 35.4%, respectively. The low and high transaction price-to-LTM EPS multiples of the selected transactions were 5.4x and 22.9x, respectively. The low and high transaction price-to-estimated EPS multiples of the selected transactions were 13.1x and 21.1x, respectively. The low and high one-day market premiums of the selected transactions were 0.7% and 39.1%, respectively.

Financial Analyses of BNC Bancorp’s Financial Advisors

The Proxy Statement is hereby amended and supplemented by amending and restating the first paragraph of the subsection entitled “Net Present Value Analyses” on pages 91-92 of the Proxy Statement as follows:

Net Present Value Analyses. Sandler O’Neill and BSP Securities performed an analysis that estimated the net present value per share of BNC common stock assuming BNC performed in accordance with publicly available mean analyst earnings per share estimates for the years ending December 31, 2017 and December 31, 2018 and an estimated long-term annual earnings growth rate and dividends per share for BNC for the years thereafter, as provided by the senior management of BNC. For the years ending December 31, 2019 and December 31, 2020, Sandler O’Neill and BSP Securities utilized an assumed annual dividend per share for BNC of $0.20, as provided by the senior management of BNC. To approximate the terminal value of a share of BNC common stock at December 31, 2020, Sandler O’Neill and BSP Securities applied price to 2020 estimated earnings per share multiples ranging from 19.0x to 24.0x and price to estimated December 31, 2020 tangible book value per share multiples ranging from 230% to 280%. Sandler O’Neill and BSP Securities selected these price to earnings and tangible book value multiples on the basis of their respective experience and professional judgment, including their respective review of, among other matters, the trading multiples of selected companies that Sandler O’Neill and BSP Securities deemed to be comparable to BNC, as discussed above. The terminal values were then discounted to present values using different discount rates ranging from 10.0% to 13.0% which were chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of BNC common stock. Sandler O’Neill and BSP Securities utilized the equity build-up method to calculate the appropriate discount rate for BNC common stock. As detailed in the following table, which sets forth the calculation of the 10.89% discount rate utilized by Sandler O’Neill and BSP Securities in certain of its net present value analyses, the discount rate equals the sum of the risk free rate, the equity risk premium, the size premium and the industry premium:

Risk free rate	2.48%
Equity risk premium	5.80%
Size premium	1.70%
Industry premium	0.91%

Discount rate	10.89%

The risk free rate is represented as the yield on the 10-year U.S. Treasury note as of January 20, 2017. The equity risk premium, size premium and industry premium were sourced from the Duff & Phelps 2016 Valuation Handbook. As illustrated in the following tables, the analysis indicated an imputed range of values per share of BNC common stock of $29.03 to $40.64 when applying multiples of earnings per share and $29.71 to $40.11 when applying multiples of tangible book value per share.

The Proxy Statement is hereby amended and supplemented by adding the following before the last sentence of the first paragraph in the subsection entitled “Pro Forma Merger Analysis” on page 94 of the Proxy Statement:

For the pro forma merger analysis, the assumptions provided by senior management of Pinnacle to Sandler O’Neill and BSP Securities included the following:

Purchase Accounting Assumptions:

•	$57 million loan mark, net of BNC’s existing discount and reversal of allowance for loan loss; and

•	Core deposit intangible of 1.18% ($53 million) on non-time deposits, amortized over 10 years, sum-of-the-years digits.

Cost Savings:

•	25% of BNC’s estimated 2017 noninterest expense based on mean consensus estimates; and

•	Expected annual BNC lost revenue / incremental expense of $5 million pre-tax related to the regulatory impact of crossing $10 billion in assets.

Transaction Costs:

•	Expected to be approximately $100 million pre-tax.

Certain Unaudited Prospective Financial Information

The Proxy Statement is hereby amended and supplemented by amending and restating the last sentence of the first paragraph of the subsection entitled “Certain Unaudited Prospective Financial Information of BNC” on pages 95-96 of the Proxy Statement as follows:

The earnings per share information consists of unadjusted IBES consensus estimates of earnings per share for calendar years 2017 and 2018, and BNC management approved extrapolation for calendar years 2019 and 2020 based on an assumed 8.0% long-term earnings per share growth rate. The assumed dividends per share information was provided by BNC management.

The Proxy Statement is hereby amended and supplemented by adding the following row at the end of the table entitled “Summary Financial Forecasts of BNC, For the Calendar Years Ending December 31,” on page 96 of the Proxy Statement:

	2017	2018	2019	2020
Dividends Per Share . . . . . . . . . .	$0.20	$0.20	$0.20	$0.20

Forward-Looking Statements

All statements, other than statements of historical fact, included in this filing, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking including statements about the benefits to Pinnacle and BNC of the proposed mergers of Pinnacle and BNC and Pinnacle Bank and Bank of North Carolina (the “proposed mergers”), Pinnacle’s and BNC’s future financial and operating results (including the anticipated impact of the proposed mergers on Pinnacle’s and BNC’s earnings and tangible book value) and Pinnacle’s and BNC’s plans, objectives and intentions. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of Pinnacle and BNC to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the proposed mergers may not be realized or take longer than anticipated to be realized, (2) disruption from the proposed mergers with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between Pinnacle and BNC, (4) the risk of successful integration of the two companies’ businesses, (5) the failure to obtain the necessary approvals by Pinnacle and BNC shareholders, (6) the amount of the costs, fees, expenses and charges related to the proposed mergers, (7) reputational risk and the reaction of the parties’ customers, suppliers, employees or other business partners to the proposed mergers, (8) the failure of the closing conditions to be satisfied, or any unexpected delay in closing the proposed mergers, (9) the risk that the integration of Pinnacle’s and BNC’s operations will be materially delayed or will be more costly or difficult than expected, (10) the possibility that the proposed mergers may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) the dilution caused by Pinnacle’s issuance of additional shares of its common stock in the proposed merger with BNC and (12) general competitive, economic, political and market conditions. Additional factors which could affect the forward looking statements can be found in Pinnacle’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, or BNC’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Pinnacle and BNC disclaim any obligation to update or revise any forward-looking statements contained in this filing, which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

Investors and security holders are urged to carefully review and consider each of Pinnacle’s and BNC’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q.

The documents filed by Pinnacle with the SEC may be obtained free of charge at Pinnacle’s website at www.pnfp.com, under the heading “About Pinnacle” and the subheading “Investor Relations,” or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Pinnacle by requesting them in writing to Pinnacle Financial Partners, Inc., 150 Third Avenue South, Suite 900, Nashville, Tennessee 37201, Attention: Investor Relations, or by telephone at (615) 744-3700.

The documents filed by BNC with the SEC may be obtained free of charge at BNC’s website at www.bncbanking.com under the “Investor Relations” section, or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from BNC by requesting them in writing to BNC Bancorp, 3980 Premier Drive, Suite 210, High Point, North Carolina 27265, Attention: Investor Relations, or by telephone at (336) 869-9200.

In connection with the proposed transaction, Pinnacle has filed a registration statement on Form S-4 with the SEC, as amended, including a joint proxy statement of Pinnacle and BNC and a prospectus of Pinnacle, and each party will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of

Pinnacle and BNC are urged to carefully read the entire registration statement and the joint proxy statement/prospectus as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they contain important information about the proposed transaction. The joint proxy statement/prospectus has been sent to the shareholders of each institution seeking the required shareholder approvals. Investors and security holders may obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from Pinnacle or BNC as described in the paragraphs above.

This filing shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation

Pinnacle, BNC and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Pinnacle’s and BNC’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Pinnacle and their ownership of Pinnacle common stock is set forth in the definitive proxy statement for Pinnacle’s 2017 annual meeting of shareholders, as previously filed with the SEC on March 9, 2017, and other documents subsequently filed by Pinnacle with the SEC. Information about the directors and executive officers of BNC and their ownership of BNC common stock is set forth in Amendment No. 1 to BNC’s 2016 Annual Report on Form 10-K, as previously filed with the SEC on March 24, 2017, and other documents subsequently filed by BNC with the SEC. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus. Free copies of these documents may be obtained as described in the paragraphs above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Pinnacle Financial Partners, Inc.

By:	/s/ Harold R. Carpenter
Name:	Harold R. Carpenter
Title:	Executive Vice President and Chief Financial Officer

Date: June 2, 2017